[FORM OF UNIT PURCHASE WARRANT]

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, (B) AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (C) REASONABLE ASSURANCE HAVING BEEN PROVIDED TO THE COMPANY THAT SUCH OFFER, SALE, ASSIGNMENT OR TRANSFER IS BEING MADE PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

VIRAL GENETICS, INC.

UNIT PURCHASE WARRANT

Unit Purchase Warrant No. __________: Principal Amount of Additional Debentures:_______________ Date of Issuance: March __, 2006 (“ISSUANCE DATE”)

VIRAL GENETICS, INC., a Delaware corporation (the “COMPANY”), hereby certifies that, for value received, the receipt and sufficiency of which are hereby acknowledged, [BUYERS], the registered holder hereof or its permitted assigns (the “HOLDER”), is entitled, subject to the terms set forth below to purchase from the Company, at the Exercise Price (as defined below) then in effect, at any time or times on or after the Effective Date (as defined in the Purchase Agreement by and among the Company and the buyers referred to therein of the Registration Statement (as defined in the Registration Rights Agreement), but not after 11:59 P.M., New York Time, on the Expiration Date (as defined below), up to a total of $, in principal amount of additional Debentures (“Additional Debentures”) and additional Warrants (“Additional Warrants”). Except as otherwise defined herein, capitalized terms in this Unit Purchase Warrant shall have the meanings set forth in Section 15 or in that certain Securities Purchase Agreement, dated as of March __, 2006, by and among the Company and the buyers referred to therein, including the Holder (the “SECURITIES PURCHASE AGREEMENT”).

1. EXERCISE OF UNIT PURCHASE WARRANT.

(a) Mechanics of Exercise. Subject to the terms and conditions hereof, this UNIT PURCHASE WARRANT may be exercised by the Holder hereof on any day beginning on or after the Effective Date of the Registration Statement . and ending on and including the date which is nine months after such Effective Date (the “EXPIRATION DATE”), in whole or in part, by (i) delivery of a written notice, in the form attached hereto as Exhibit A (the “EXERCISE NOTICE”), of such Holder’s election to exercise this UNIT PURCHASE WARRANT and (ii) payment to the Company of an amount equal to $1.00 for each $1.00 of principal amount of Additional Debentures as to which this UNIT PURCHASE WARRANT is being exercised (the “EXERCISE PRICE”) in cash or wire transfer of immediately available funds. The date the Exercise Notice and the Exercise Price are delivered to the Company (as determined in accordance with the notice provisions hereof) is an “EXERCISE DATE” provided, however, that if the Exercise Notice and the Exercise Price are not delivered to the Company on the same date, the Exercise Date shall be the date of the later of the two deliveries. The Holder of this UNIT PURCHASE WARRANT shall not be required to deliver the original UNIT PURCHASE WARRANT in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice with respect to less than all of the Additional Debentures shall have the same effect as cancellation of the original UNIT PURCHASE WARRANT and issuance of a new UNIT PURCHASE WARRANT evidencing the right to purchase the remaining number of Additional Debentures. On or before the first Business Day following the Exercise Date, the Company shall transmit by facsimile an acknowledgment of receipt of the Exercise Notice and the Exercise Price to the Holder hereof. On or before the third Business Day following the Exercise Date, the Company shall issue and deliver to the address as specified in the Exercise Notice an Additional Debenture, registered in the name of the Holder of this UNIT PURCHASE WARRANT or its designee, in the principal amount as to which the Holder of this UNIT PURCHASE WARRANT is entitled pursuant to such exercise, and Additional Warrants to purchase a number of shares of Common Stock equal to 100% of the principal amount of the Additional Debentures so issued divided by the Conversion Price. On the Exercise Date, the Holder of this UNIT PURCHASE WARRANT shall be deemed for all corporate purposes to have become the Holder of record of the Additional Debenture and Additional Warrants with respect to which this UNIT PURCHASE WARRANT has been exercised, irrespective of the date of delivery of such Additional Debenture and Additional Warrants. Upon surrender of this UNIT PURCHASE WARRANT to the Company following one or more partial exercises, the Company shall as soon as practicable and in no event later than three Business Days after receipt of the UNIT PURCHASE WARRANT and at its own expense, issue a new UNIT PURCHASE WARRANT representing the right to purchase the number of Additional Debentures Additional Warrants purchasable immediately prior to such exercise under this UNIT PURCHASE WARRANT, less the principal amount of Additional Debentures and number of Additional Warrants with respect to which this UNIT PURCHASE WARRANT is exercised. The Company shall pay any and all taxes which may be payable with respect to the issuance and delivery of Additional Debentures and Additional Warrants upon exercise of this UNIT PURCHASE WARRANT; provided that the Company shall not be required to pay any tax that may be payable in respect of any issuance and delivery of Additional Debentures or Additional Warrants to any Person other than the Holder or with respect to any income tax due by the Holder with respect to such Additional Debentures and Additional Warrants.

(b) Company’s Failure to Timely Deliver Additional Debentures. If the Company shall fail for any reason or for no reason to issue to the Holder within three Business Days of the Exercise Date, Additional Debentures, the Company shall pay as additional damages in cash to such Holder on each day after such third Business Day that the issuance of such Additional Debentures is not timely effected an amount equal to 1.0% of the principal amount of the Additional Debentures into which this UNIT PURCHASE WARRANT is exercisable.

(c) Absolute and Unconditional Obligation. The Company’s obligations to issue and deliver Additional Debentures and Additional Warrants in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person. Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver Additional Debentures or Additional Warrants upon exercise of the

UNIT PURCHASE WARRANT as required pursuant to the terms hereof.

3. NONCIRCUMVENTION.

The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation or through any Fundamental Transaction, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this UNIT PURCHASE WARRANT, and will at all times in good faith carry out all the provisions of this UNIT PURCHASE WARRANT and take all action as may be required to protect the rights of the Holder of this UNIT PURCHASE WARRANT.

4. REISSUANCE OF UNIT PURCHASE WARRANTS.

(a) Transfer of UNIT PURCHASE WARRANT. If this UNIT PURCHASE WARRANT is to be transferred, the Holder shall surrender this UNIT PURCHASE WARRANT to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder of this UNIT PURCHASE WARRANT a new UNIT PURCHASE WARRANT, registered as the Holder of this UNIT PURCHASE WARRANT may request, representing the right to purchase the principal amount of Additional Debentures and number of Additional Warrants being transferred by the Holder and, if less than the total number of Additional Debentures and Additional Warrants then underlying this UNIT PURCHASE WARRANT is being transferred, a new UNIT PURCHASE WARRANT to the Holder of this UNIT PURCHASE WARRANT representing the right to purchase the principal amount of Additional Debentures and number of Additional Warrants not being transferred.

(b) Lost, Stolen or Mutilated UNIT PURCHASE WARRANT. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this UNIT PURCHASE WARRANT, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder of this UNIT PURCHASE WARRANT to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this UNIT PURCHASE WARRANT, the Company shall execute and deliver to the Holder a new UNIT PURCHASE WARRANT representing the right to purchase the principal amount of Additional Debentures and number of Additional Warrants then underlying this UNIT PURCHASE WARRANT.

(c) UNIT PURCHASE WARRANT Exchangeable for Multiple UNIT PURCHASE WARRANTs. This UNIT PURCHASE WARRANT is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new UNIT PURCHASE WARRANT or UNIT PURCHASE WARRANT representing in the aggregate the right to purchase the principal amount of Additional Debentures and number of Additional Warrants then underlying this UNIT PURCHASE WARRANT, and each such new UNIT PURCHASE WARRANT will represent the right to purchase such portion of such Additional Debentures and Additional Warrants as is designated by the Holder of this UNIT PURCHASE WARRANT at the time of such surrender.

(d) Issuance of New UNIT PURCHASE WARRANT. Whenever the Company is required to issue a new UNIT PURCHASE WARRANT pursuant to the terms of this UNIT PURCHASE WARRANT, such new UNIT PURCHASE WARRANT (i) shall be of like tenor with this UNIT PURCHASE WARRANT, (ii) shall represent, as indicated on the face of such new UNIT PURCHASE WARRANT, the right to purchase the principal amount of Additional Debentures and number of Additional Warrants then underlying this UNIT PURCHASE

WARRANT, (iii) shall have an issuance date, as indicated on the face of such new UNIT PURCHASE WARRANT which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this UNIT PURCHASE WARRANT.

5. COVENANTS.

(a) Disclosure of Transactions and Other Material Information. On or before 8:30 a.m., New York Time, on the second Business Day following each Exercise Date, the Company shall file a Current Report on Form 8-K, describing the terms of the transactions contemplated by the exercise of this UNIT PURCHASE WARRANT in the form required by the 1934 Act.

(b) Transfer or Resale. This UNIT PURCHASE WARRANT may not be sold, transferred or assigned to any Person other than (i) if the seller, transferor or assignor of the UNIT PURCHASE WARRANT is a “qualified institutional buyer” as that term is defined in Rule 144A of the Securities Act (“QIB”), to a QIB, and (ii) if the seller, transferor or assignor is not a QIB, to an “accredited investor” as that term is defined in Rule 501(a) of Regulation D that is an institution.

6. NOTICES.

Whenever notice is required to be given under this UNIT PURCHASE WARRANT, unless otherwise provided herein, such notice shall be given in accordance with the Securities Purchase Agreement. The Company shall provide the Holder of this UNIT PURCHASE WARRANT with prompt written notice of all actions taken pursuant to this UNIT PURCHASE WARRANT, including in reasonable detail a description of such action and the reason therefore.

7. AMENDMENT AND WAIVER.

Except as otherwise provided herein, the provisions of this UNIT PURCHASE WARRANT may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Required Holders; provided that no such action may increase the exercise price of any UNIT PURCHASE WARRANTs or decrease the principal amount of Additional Debentures or number of Additional Warrants obtainable upon exercise of any UNIT PURCHASE WARRANTs without the written consent of the Holder of this UNIT PURCHASE WARRANT.

No such amendment shall be effective to the extent that it applies to less than all of the Holders of the UNIT PURCHASE WARRANTs then outstanding.

8. GOVERNING LAW.

This UNIT PURCHASE WARRANT shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this UNIT PURCHASE WARRANT shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

9. CONSTRUCTION; HEADINGS.

This UNIT PURCHASE WARRANT shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof. The headings of this UNIT PURCHASE WARRANT are for convenience of reference and shall not form part of, or affect the interpretation of, this UNIT PURCHASE WARRANT.

10. REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF.

The remedies provided in this UNIT PURCHASE WARRANT shall be cumulative and in addition to all other remedies available under this UNIT PURCHASE WARRANT, the Securities Purchase Agreement and the other Transaction Documents (as defined in the Securities Purchase Agreement), at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder of this UNIT PURCHASE WARRANT to pursue actual damages for any failure by the Company to comply with the terms of this UNIT PURCHASE WARRANT. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder of this UNIT PURCHASE WARRANT and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder of this UNIT PURCHASE WARRANT shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

11. TRANSFER.

(a)This UNIT PURCHASE WARRANT may be offered for sale, sold, transferred or assigned without the consent of the Company. Each person to whom this UNIT PURCHASE WARRANT is sold, transferred or assigned shall expressly assume the obligations of the Holder.

(b) The Company shall be entitled to treat the registered Holder of this Unit Purchase Warrant as the absolute owner hereof and shall incur no liability for the issuance of Additional Debentures and Additional Warrants or for other action taken hereunder in good faith based upon such ownership until such time as a written assignment of this Unit Purchase Warrant is effected by such registered owner.

12. CERTAIN DEFINITIONS.

For purposes of this UNIT PURCHASE WARRANT, the following terms shall have the following meanings:

(a) “BUSINESS DAY” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(b) “COMMON STOCK” means (i) the Company’s common stock, par value $0.01 per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

(c) “PERSON” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(d) “REQUIRED HOLDERS” means the holders of UNIT PURCHASE WARRANTs representing the right to acquire at least a majority of the principal amount of Additional Debentures underlying the UNIT PURCHASE WARRANTs then outstanding.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this UNIT PURCHASE WARRANT to be duly executed as of the Issuance Date set out above.

VIRAL GENETICS, INC.

By:__________________________________________

Name:

Title:

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS

UNIT PURCHASE WARRANT

VIRAL GENETICS, INC.

To: VIRAL GENETICS, INC.

The undersigned is the holder of Unit Purchase Warrant No. (the “UNIT PURCHASE WARRANT”) issued by VIRAL GENETICS, INC., a Delaware corporation (the “COMPANY”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the UNIT PURCHASE WARRANT.

1. The UNIT PURCHASE WARRANT is currently exercisable to purchase a total of $__________ principal amount of Additional Debentures.

2. The undersigned holder hereby exercises its right to purchase $__________ principal amount of Additional Debentures pursuant to the UNIT PURCHASE WARRANT.

3. The holder shall pay the sum of $ to the Company in accordance with the terms of the UNIT PURCHASE WARRANT.

4. Pursuant to this exercise, the Company shall deliver to the holder $__________ principal amount of Additional Debentures in accordance with the terms of the UNIT PURCHASE WARRANT.

5. Following this exercise, the UNIT PURCHASE WARRANT shall be exercisable to purchase a total of $ principal amount of Additional Debentures.

Please issue the Additional Debentures in the following name and to the following address:

Issue to:

Date: _____________________, ___________,

Name of Registered Holder

By: ___________________________________

Name:

Title:

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of UNIT PURCHASE WARRANT]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the right represented by the within UNIT PURCHASE WARRANT to purchase $ principal amount of Additional Debentures of VIRAL GENETICS, INC., to which the within UNIT PURCHASE WARRANT relates and appoints attorney to transfer said right on the books of VIRAL GENETICS, INC. with full power of substitution in the premises.

Dated:__________________, __________

(Signature must conform in all respects to name of holder as specified on the face of the UNIT PURCHASE WARRANT)

Address of Transferee

In the presence of: